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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):   January 25, 1996


                                  LUKENS INC.

            (Exact name of registrant as specified in its charter)



 Delaware                          1-3258                    23-2451900
(State or other               (Commission File            (I.R.S. Employer
jurisdiction of                    Number)                 Identification
incorporation)                                                 Number)


                             50 South First Avenue
                           Coatesville, Pennsylvania
                   (Address of principal executive offices)

                                  19320-0911
                                  (Zip Code)

                                (610) 383-2000
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

In June 1994, a shelf registration for $100 million of Lukens Inc. notes was completed on Form S-3 (Registration No. 33-53681). On January 30, 1996, $75 million (principal amount) of notes under the shelf registration were issued.

Attached as Exhibit 1 is the Terms Agreement relating to the issuance of the notes. Attached as Exhibits 4.1 and 4.2 are the forms of Fixed Rate Note and Floating Rate Note.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

     1. Terms Agreement, dated January 25, 1996, between Lukens Inc., and J.P. Morgan Securities Inc. and CS First Boston Corporation.

     4.1  Form of Medium-Term Note, Series A (Fixed Rate).

     4.2  Form of Medium-Term Note, Series A (Floating Rate).
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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        LUKENS INC.



  February 19, 1996                    C. B. HOUGHTON, JR.
                                        -------------------
                                        C. B. Houghton, Jr.
                                        Vice President and Controller